THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 9, 2002 (herein called this "Amendment"), is entered into by and among CALPINE CORPORATION, a Delaware corporation (herein called the "Company"), the various financial institutions listed on the signature page hereof (the "Lenders") and THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (herein, in such capacity, called the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company, the Lenders and the Agent have heretofore entered into a certain Second Amended and Restated Credit Agreement, dated as of May 23, 2000, as amended by that certain First Amendment and Waiver to Second Amended and Restated Credit Agreement, dated as of April 19, 2001 and that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 8, 2002 (herein called the "Credit Agreement"); and

     WHEREAS, the Company, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

     WHEREAS,   the  Company  has  requested  that  the  Lenders  waive  certain provisions of the Loan Documents, and subject to the terms and provisions hereinafter set forth, the Lenders have agreed to do so;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Lenders and the Agent hereby agree as follows:

     SECTION 1. The Credit Agreement is hereby amended as follows:

     (a) Clause (a) of Section 8.2.2 of the Credit Agreement is hereby amended by adding the following clause immediately prior to the end thereof:

     "and any Indebtedness evidenced by promissory notes pledged pursuant to the Note Pledge Agreement (as such term is defined in the 2002 Credit Agreement)."

     (b) Clause (a) of Section 8.2.3 of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the end thereof:

     "; provided, however, that all proceeds from any Incremental Dedicated Assets (as such term is defined in the 2002 Credit Agreement) shall be applied as more particularly set forth in the 2002 Credit Agreement."

     SECTION 2. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

          (i) This Amendment duly executed by the Company, Required Lenders and Calpine Gilroy; and

          (ii)  Such  other   documents  as  the  Agent  shall  have  reasonably
     requested.

     SECTION 3. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 4. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Company and rights of the Lenders and the Agent expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     SECTION 5. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 6. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     SECTION 7. THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN
CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CALPINE CORPORATION


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         THE BANK OF NOVA SCOTIA, as Agent and
                                         Lender


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         BAYERISCHE LANDESBANK GIROZENTRALE


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         CIBC INC.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         CREDIT SUISSE FIRST BOSTON, NEW YORK
                                         BRANCH


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         BAYERISCHE HYPO-UND VEREINSBANK AG


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         ING (U.S.) CAPITAL LLC


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         TORONTO DOMINION (TEXAS) INC.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         BANK OF AMERICA, N.A.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         DRESDNER BANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         FLEET NATIONAL BANK


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                         FORTIS CAPITAL CORP.


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


The undersigned has reviewed and approved the Amendment and confirms that its obligations under the Assignment Agreement remain in full force and effect.

CALPINE GILROY COGEN, L.P.,
a Delaware limited partnership

By:   Calpine Gilroy 1, Inc.,
      a Delaware corporation,
      its general partner


      By:________________________________
      Title:

Address:     50 W. San Fernando St.
               San Jose, CA 95113

Attention:   Vice President - Finance

Telecopier:  408-995-0505